UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2017 (January 4, 2017)

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

WYOMING	000-55364	36-4787690
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

(Exact name of registrant as specified in charter)

Suite 400, 41 University Drive

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 809-2018

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 4, 2017, the Audit Committee of the Board of Directors of Helius Medical Technologies, Inc. (the “Company”) approved BDO USA LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2016.  Contemporaneous with the determination to appoint BDO USA LLP, the Company dismissed BDO Canada LLP from the role.

The reports of BDO Canada LLP on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for each such fiscal year included a paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended March 31, 2016 and 2015 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and BDO Canada LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO Canada LLP, would have caused BDO Canada LLP to make reference to the subject matter of the disagreements in connection with its reports for such fiscal years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except for the material weakness in (i) the Company’s internal control over financial reporting disclosed in its Form 10-K/A for the fiscal year ended March 31, 2015 (filed January 11, 2016), related to the design of controls with respect to the calculation of the fair value of the Company’s share based compensation, and (ii) the Company’s Form 10-K for the fiscal year ended March 31, 2016 (filed June 28, 2016) related to the Company’s accounting staff having insufficient technical accounting knowledge relating to accounting for income taxes and complex U.S. GAAP matters. The Audit Committee discussed the subject matter of these reportable events with BDO Canada LLP. The Company has authorized BDO Canada LLP to respond fully and without limitation to all requests of BDO USA LLP concerning all matters related to the periods audited by BDO Canada LLP, including with respect to the subject matter of these reportable events.

The Company provided BDO Canada LLP with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BDO Canada LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of BDO Canada LLP’s letter dated January 10, 2017 is filed as Exhibit 16.1 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 4, 2017, the Board of Directors of Helius Medical Technologies, Inc. (the “Company”) approved a change in the Company’s fiscal year end from March 31 to December 31. This change aligns the Company's business cycle more closely with that of its customers and peers, thereby improving the clarity of its business cycle to investors.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Index

Exhibit No.	Description
16.1	Letter dated January 10, 2017 from BDO Canada LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: January 10, 2017	By:	/s/ Joyce LaViscount
Joyce LaViscount, Chief Financial Officer

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